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September 22, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE: Peoples Benefit Life Insurance Company Separate Account V - Advisor's Edge Variable Annuity, Advisor's Edge Select Variable Annuity and Dimensional Variable Annuity
     File No. 33-80958, 811-6564, CIK 884067
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies:
Endeavor Series Trust; DFA Investment Dimensions Group, Inc.; Federated Insurance Series; Montgomery Funds III; SteinRoe Variable Investment Trust; Strong Variable Insurance Funds, Inc.; Wanger Advisors Trust, Warburg Pincus Trust and WRL Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

 .  Endeavor Series Trust (CIK: 847254) filed August 29, 2000
 .  DFA Investment Dimensions Group, Inc. (CIK: 355437) filed August 18, 2000
 .  Federated Insurance Series (CIK: 912577) filed August 21, 2000
 .  Montgomery Funds III (CIK: 930648) filed September 8, 2000
 .  SteinRoe Variable Investment Trust (CIK: 815425) filed September 6, 2000
 . Strong Variable Insurance Funds, Inc. (CIK: 883644) filed September 8, 2000 . Wanger Advisors Trust (CIK: 929521) filed August 31, 2000
 .  Warburg Pincus Trust (CIK: 941568) filed August 21, 2000
 .  WRL Series Fund, Inc. (CIK: 778207) filed August 25, 2000

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/  Brenda D. Sneed

Brenda D. Sneed
Assistant General Counsel